UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2016 (November 10, 2016)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 10, 2016, the registrant issued via press release earnings commentary and supplemental information for the three and nine months ended September 30, 2016. After the release, the registrant retracted that press release due to a mistake. The registrant then issued a second press release on November 10, 2016 that correctly portrayed earnings commentary and supplemental information for the three and nine months ended September 30, 2016. The first press release is furnished as Exhibit 99.01 and the corrected press release is furnished as Exhibit 99.02 to this current Report on Form 8-K.
On November 10, 2016, the Company presented the attached slides online in connection with an earnings conference call. Those slides are being furnished as Exhibit 99.03 to this Current Report on Form 8-K.
The information contained in this current Report on Form 8-K (including Exhibit 99.1, 99.2, and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit        Description

99.01	Press release dated November 10, 2016, for the three and nine months ended September 30, 2016.

99.02	Correction to press release dated November 10, 2016 for the three and nine moths ended September 30, 2016
99.03        Presentation dated November 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ David A. Garrison
November 15, 2016	David A. Garrison, Chief Financial Officer